Goodwill and Impairment Review of Goodwill	12 Months Ended
Dec. 31, 2025
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill and Impairment Review of Goodwill

Note 12. Goodwill and Impairment Review of Goodwill

Changes in goodwill were as follows:

December 31,	2025	2024

Opening balance	$422	$433

Currency translation effects	8	(11)

Closing balance	$430	$422

Goodwill acquired through historical business combinations has been allocated to groups of CGUs, which are the Company’s operating segments that represent the lowest level at which goodwill is monitored for internal management purposes. The Company’s operating segments are Canada, the USA, LATAM, and EH. At December 31, 2025, the Company performed its annual goodwill assessment by comparing the carrying value and recoverable amounts for Canada, the USA, and EH operating segments in accordance with IAS 36.10(b). There is no goodwill remaining in the LATAM operating segment.

In assessing whether goodwill has been impaired, the carrying amount of each operating segment (including goodwill) is compared with its recoverable amount. The recoverable amount is the higher of the fair value less costs to sell and value-in-use (“VIU”). The recoverable amounts for the operating segments have been determined based on VIU calculations, using discounted cash flow projections as at December 31, 2025. Management has adopted a five-year projection period to assess each operating segment’s VIU. A two percent terminal value was used in the perpetual growth methodology based on the fifth year. This five-year projection includes Management’s expectations of cash flows for 2026 to 2030.

Key Assumptions Used in Value-In-Use Calculations:

The Company completed its annual assessment for goodwill impairment and determined that the recoverable amount for Canada, the USA, and EH operating segments exceeded the carrying value using discount rates which ranged from 9.8% to 13.0% (December 31, 2024 – 10.1% to 13.6%) post-tax discount rate.

The estimation of VIU involves significant judgment in the determination of inputs to the discounted cash flow model and is most sensitive to changes in cash flow projections, revenue growth rate, operating margins, terminal growth and discount rates. These key assumptions were tested for sensitivity by applying a reasonable possible change to those assumptions. Assumptions include future EBIT changing by 10 percent or the discount rate was changed by one percent. All operating segments have sufficient room as their recoverable amounts are higher than their carrying values, and therefore, the sensitivities will not indicate an impairment.

Management will continue to assess the long-term projected cash flows, as certain factors may cause a material variance from previously used cash flow projections. Management notes that there is potential for future impairments as interest rates continue to fluctuate, and as the Company gets more visibility regarding future cash flows.